UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2010

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado	80241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 872-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2010, Ascent Solar Technologies, Inc. (the “Company”) announced the resignation of Richard Erskine from its Board of Directors, effective February 9, 2010. Mr. Erskine will be leaving the Board to dedicate more time to Energy Capital Management AS, a venture capital firm in which Mr. Erskine was recently appointed as Chief Executive Officer.

Item 8.01	Other Events.

The following stockholders of Ascent Solar Technologies, Inc. (the “Company”) have adopted stock trading plans in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to periodically sell shares of the Company’s common stock: Mohan Misra, Ph.D., the Company’s Chairman; ITN Energy Systems, Inc., an affiliate of Dr. Misra; T.W. Fraser Russell, Ph.D., a Company director; and Ron Eller, a Company director. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of the Company’s securities under specified conditions and at specified times. Using such plans, these persons can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information.

The sales are expected to occur at predetermined times between February 2010 and January 2011 at prevailing market prices. In total, up to 188,000 shares of the Company’s common stock are subject to the plans. Transactions under these plans will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations.

Forward Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

February 12, 2010	By:	/s/ GARY GATCHELL
	Name:	Gary Gatchell
	Title:	Chief Financial Officer and Secretary